                                                                   Exhibit 10.18


                      FIRST AMENDMENT TO SECURITY AGREEMENT


     This First Amendment to Security Agreement (this "Amendment") is dated as of October 15, 2003, by and between Dyax Corp. (the "Debtor") and Genzyme Corporation (the "Secured Party").

     The following sets forth background information relevant to this Amendment:

     A. Reference is hereby made to that certain Security Agreement dated as of May 31, 2002, by the Debtor as debtor and the Secured Party as secured party (the "Original Security Agreement"). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meaning set forth in the Original Security Agreement.

     B. Debtor exercised the Surgical Product Option in Section 3.2 of the Collaboration Agreement that is mentioned in Section 2(b) of the Original Security Agreement, and accordingly, as provided in Section 2(b) of the Original Security Agreement, the Additional Collateral was to become Collateral within the meaning of the Original Security Agreement. Notwithstanding the foregoing, Debtor has requested, and Secured Party has agreed, that Debtor may transfer to a third party all of Debtor's right, title and interest in Biotage, Inc. and therefore, such interests shall be no longer available to serve as Collateral.

     C. Because of Debtor's transfer of the Shares of Biotage, Debtor and Secured Party have agreed that Debtor shall grant to Secured Party the new collateral pursuant to this Amendment.

     D. Debtor and Secured Party wish to amend the Original Security Agreement to, among other things, address the foregoing.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

     1.     AMENDMENTS TO SECURITY AGREEMENT.

            (a) The term "Program" is deleted from Section 1 of the Original Security Agreement and is replaced by the following:

                    "'Program' means the Debtor's research, development,
            production and sales relating to human plasma Kallikrein inhibitors, including that certain 58-amino acid polypeptide human plasma Kallikrein inhibitor known as "DX-88" (formerly known as EPI-KAL-2) together with all analogs, homologs, derivatives and improvements related thereto; but specifically excludes the Debtor's research, development, production and sales relating to the use of human plasma Kallikrein inhibitors in connection with the reduction of blood loss and other effects of systemic inflammatory responses during surgery."

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            (b)     The following new term "Ladner Patents" is added to Section
     1 of the Original Security Agreement:

                    "'Ladner Patents' shall mean the patents and patent
            applications, owned or controlled by Debtor, listed on SCHEDULE C attached hereto and any and all foreign counterparts and any and all divisionals, continuations or continuations-in-part, reissues, renewals, reexaminations, extensions, substitutions, supplementary protection certificates and additions thereof."

            (c) The following new term "Ladner Patent License Agreements" is added to Section 1 of the Original Security Agreement:

                    "'Ladner Patent License Agreements' shall mean license and similar agreements between Debtor and third parties, whether now existing or hereafter arising, under which (1) Debtor grants a license to such third parties under the Ladner Patents to practice phage display (the "Ladner Technology") to discover human antibodies, peptides and proteins; (2) the consideration received by Debtor is solely based upon the license granted to such third party to practice Ladner Technology; and (3) Debtor transfers no materials or technology (other than the Ladner Technology) to such third party, and Debtor performs no research or other services on behalf of such third party. A list of current Dyax Patent License Agreements is attached as Schedule D."

            (d) The following new term "Records" is added to Section 1 of the Original Security Agreement:

                    "'Records' shall mean books, records, computer software,
            computer printouts, customer lists, manuals and similar items."

            (e) Section 2 of the Original Security Agreement is deleted in its entirety and the following shall be substituted therefore:

            "2.     COLLATERAL. To secure the full and prompt payment and
            performance of the Obligations (as defined below), the Debtor grants the Secured Party a continuing security interest in all of the Debtor's right, title and interest in and to the following property, whether now owned or existing or hereafter acquired or arising:

                    (a) all tangible and intangible personal property arising from, related to or used in connection with the Program, including, but not limited to, the following: (i) all goods, accounts, and general intangibles (as those terms are defined in the UCC), (ii) all Intellectual Property including, but not limited to, the patents issued or assigned to and all patent applications made by the Debtor relating to human plasma Kallikrein inhibitors, including that certain 58-amino acid polypeptide human plasma Kallikrein inhibitor known as "DX-88" (formerly known as EPI-KAL-2), including, without limitation, the patents, patent applications and exclusive licenses listed on SCHEDULE A hereto, but specifically excluding Intellectual Property relating to the use of human plasma Kallikrein inhibitors, including DX-88, in connection with the reduction of blood loss and other effects of systemic inflammatory

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                    responses during surgery; (iii) all infringement claims with regard to such Intellectual Property; and (iv) all rights to revenue, income, profits, royalties, damages, licenses or other rights related to such Intellectual Property;

                           (b) (i) all accounts (as defined in the UCC) arising from or related to the Ladner Patent License Agreements and (ii) all rights to revenue, income, profits, royalties, damages, licenses and other rights related to the Ladner Patent License Agreements; and

                           (c) all Records and all proceeds (as defined by the UCC) and products of the foregoing set forth in subsections (a) and (b) above (collectively, the "COLLATERAL").

            Notwithstanding anything to the contrary, the Collateral shall not include any equipment."

            (f) The Secured Party consents to Debtor's transfer of Biotage, Inc. Accordingly, (i) the fourth sentence of Section 4(a) of the Security Agreement is hereby deleted; (ii) Section 7(e) of the Original Security Agreement is hereby deleted; and (iii) references in the Original Security Agreement to the "Additional Collateral" shall be of no further force or effect.

            (g) All references in the Security Agreement, as amended by this Amendment, to Schedule A, Schedule B, Schedule C and Schedule D, shall mean the Schedule A, Schedule B, Schedule C and Schedule D attached hereto.

            (h) All references in the Note to the Security Agreement shall mean the Original Security Agreement, as amended by this Amendment.

     2. REPRESENTATIONS AND WARRANTIES. Debtor hereby ratifies and confirms all of the representations and warranties in the Original Security Agreement as of the date of this Amendment and agrees that such representations and warranties apply to the Debtor Collateral after giving effect to this Amendment. Debtor hereby represents and warrants that as of the date of this Amendment, the Collateral is free from any right or claim of any person or any Lien.

     3. ADDITIONAL COVENANTS. The following shall be added as Section 7B. of the Original Security Agreement:

            "7B.    NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED
     ON COLLATERAL. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, general intangible, or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, following five (5) business days written notice to Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, general intangibles, and other Collateral received by the Debtor as trustee for the Secured Party without commingling

                                      - 3 -
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     the same with other funds of the Debtor and shall turn the same over to the
     Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, general intangibles, and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds for the items giving rise to them. Debtor irrevocably directs and requires all licensees and account debtors to honor Secured Party's request for direct payment and comply with any such request, notwithstanding any directions or instructions to the contrary that may be given by Debtor and agrees that the compliance by such licensee or account debtor with the provisions of this Section shall not be deemed a violation of such party's contractual agreements with Debtor."

     4. SECURITY AGREEMENT; RATIFIED AND CONFIRMED. From and after the effective date of this Amendment, the term "Security Agreement" shall mean the Original Security Agreement, as amended by this Amendment. Except as expressly amended hereby, the Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     6. CAPTIONS. The captions are headings in this Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections hereof.

     7. GOVERNING LAW. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

     8. SECURED PARTY'S EXPENSES. The Debtor agrees that it shall pay to the Secured Party within twenty (20) days of the Secured Party's request, all legal fees and expenses incurred by the Secured Party in connection with this Amendment up to a maximum of $2,500.00.

     IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first above written.

GENZYME CORPORATION                            DYAX CORP.


By: /s/ Richard Douglas                        By: /s/ Henry E. Blair
   -------------------------------------          ------------------------------
   Name: Richard Douglas                          Name: Henry E. Blair
   Title: SVP of Corporate Development            Title: Chairman & CEO

                                      - 4 -
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                                   SCHEDULE A

                                  DX-88 PATENTS

                         APPLICATION
    COUNTRY                NUMBER              FILING DATE               STATUS
------------------  ---------------------  -------------------  ------------------------
     U.S.                08/179,964              1/11/94        ABANDONED IN FAVOR OF US
                                                                        08/208,264

   U.S. CIP              08/208,264              3/10/94              U.S. 6,057,287
                                                                      ISSUED 5/20/00

   U.S. CIP              08/676,125              9/25/96             U.S. 5,795,865
                                                                      ISSUED 8/18/98

U.S. CIP - DIV           09/136,012              8/17/98              U.S. 5,994,125
                                                                     ISSUED 11/30/99

U.S. CIP - DIV           09/421,097             10/19/99              U.S. 6,333,402
                                                                     ISSUED 12/25/01

U.S. CIP - DIV           10/016,329             10/26/01                 PENDING

    CANADA               2,180,950               1/11/95                 PENDING

      EPO               95/909223.0              1/11/95                 PENDING
                    PUBLISHED EP0739355    PUB. DATE: 10/30/96

    JAPAN               518726/1995              1/11/95                 PENDING
                    PUBLISHED JP9-511131   PUB. DATE: 11/11/97

     PCT                  US95/00299             1/11/95              NATIONAL PHASE
                     PUBLISHED WO95/21601  PUB. DATE: 8/17/95

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                                   SCHEDULE B


Existing Indebtedness:
---------------------

Capital Lease Obligations
-------------------------

Master Lease Agreement between General Electric Capital Corporation and Dyax Corp. (indebtedness under lease line as of September 30, 2003 of $2,559)

Master Lease Agreement between Transamerica Business Credit Corporation and Dyax Corp. (indebtedness under lease line as of September 30, 2003 of $534,965)

Master Lease Agreement between Dyax SA and Locabel (indebtedness under lease line as of September 30, 2003 of Eur 1,204,521)

Master Lease Agreement between Access National and Biotage Inc. (indebtedness under lease line as of September 30, 2003 of $167,667)

Capital Lease for equipment in the Netherlands (indebtedness under lease line as of September 30, 2003 of Eur 94,121)

Various capital leases with Dell Computer Leasing (indebtedness under lease lines as of September 30, 2003 of $32,948)

Other Debt
----------

Loan obligation of Massachusetts Institute of Technology to Dyax Corp. under Lease Agreement to loan up to $35 per rentable square foot to fund portion of Tenant's Work (indebtedness under loan as of September 30, 2003 of $2,179,747)

Promissory note to Virginia National Bank given by Biotage Real Estate LLC to Industrial Development Authority of Albermarle County, Virginia to fund land acquisition and construction of new facility for Biotage, Inc. (indebtedness under note as of September 30, 2003 of $4,232,087)

Promissory note to Virginia National Bank to fund the purchase of fixed assets (indebtedness under note as of September 30, 2003 of $331,083)

Existing Liens:
--------------

Letter of Credit for benefit of Massachusetts Institute of Technology ($4,279,932) to secure obligations under Lease Agreement for 300 Technology Square

All Equipment acquired pursuant to Master Lease Agreements and other lease agreements under 6 Existing Capital Lease Obligations listed above

Real Estate located in Albermarle County, Virginia to secure obligations under Promissory Note held by Virginia National Bank


                                      - 6 -
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                                   SCHEDULE C

                                 LADNER PATENTS

             APPLICATION/                      PATENT      ISSUE
COUNTRY        PATENT NO.        FILING DATE   NO.         DATE/STATUS
-----------  ------------------  ------------  ----------  --------------
US           07/664,989          3/1/91        5,223,409   6/29/93

US           08/009,319          1/26/93       5,403,484   4/4/95

US           08/057,667          6/18/93       5,571,698   11/5/96

US           08/415,922          4/3/95        5,837,500   11/17/98

US           Div. of 08/415,922  02/14/01                  Pending

US           Div of 08/415,922   03/05/01                  Pending

US           Div of 08/415,922   06/29/01                  Pending

US           Div of 08/415,922   06/29/01                  Pending

US           Div of 08/415,922   04/22/02                  Pending

US           Div of 08/415,922   04/22/02                  Pending

PCT          US89/03731          9/1/89                    National Phase
             W09002809 pub       3/22/90

EPO          96/112867.5         9/1/89                    Pending
             0 768 377 pub       4/16/97 pub

EPO          00/106289.2         9/1/89                    Pending
             1 026 240 pub       9/8/00 pub

Japan        89510087            9/1/89                    Pending
             JP4502700 (pub)     5/21/92

Canada       610,176             9/1/89        1,340,288   1/27/99

Ireland      IR89/2834           9/4/89                    Pending

Israel       91501               9/1/89        91501       6/11/98

Israel       3 Divisionals       5/29/97                   Pending

PCT          US92/01456          2/27/92                   National Phase
             W09215677 (pub)     9/17/92

EPO          92/908057.0         2/27/92                   Pending

Canada       2105300             2/27/92                   Pending

Japan        92507558            2/27/92                   Pending

PCT          WO9215679           2/28/92                   National Phase

EP           92/908799.7         2/28/92                   Pending

Japan        92508216            2/28/92                   Pending

                                      - 7 -
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                                   SCHEDULE D

                        LADNER PATENT LICENSE AGREEMENTS

COMPANY                                                    EFFECTIVE DATE
Affibody Technology                                           4/27/2001
Affimed                                                       8/10/2003
Affymax                                                       7/25/2001
Alexion Antibody Technologies                                 8/31/1999
Amersham Biosciences (Research Kits)                          6/30/1997
Amersham Biosciences (Affinity Separations)                   10/1/2001
Amgen                                                         2/2/2000
Ambit (formerly Aventa Biosciences)                           6/27/2001
AVIVA Antibody Corp.                                          12/20/2001
Bayer                                                         8/31/1999
BioInvent                                                     1/1/2000
Biosite Diagnostics                                           6/1/1998
Burnham Institute, The                                        7/1/1996
Cambridge Antibody Technology                                 12/31/1997
Corvas International, Inc.                                    6/30/1996
Crucell                                                       3/10/1997
Cubist Pharmaceuticals, Inc.                                  7/20/1998
Domantis                                                      2/16/2002
DuPont-Merck Corporation                                      12/31/1996
DuPont De Nemours and Company                                 10/14/2003
Genencor International                                        12/13/2002
Genentech                                                     9/19/2002
Genzyme Corporation                                           3/29/1996
Glaxo SmithKline                                              6/28/1996
GPC-Biotech                                                   3/17/1999
Idexx Laboratories                                            10/2/2000
IGEN International                                            12/31/1996
Invitrogen                                                    4/28/1997
J&J/Ortho-Clinical Diagnostics                                3/9/1998
Karo Bio                                                      3/31/1999
K&P Labs                                                      8/9/2002
Merck                                                         3/31/1996
Micromet AG                                                   10/30/2000
Millennium Biotherapeutics                                    12/31/1997
MoBiTec                                                       12/31/1998
Morphosys                                                     10/4/1996
New England Biolabs                                           3/1/1997
Novagen                                                       10/1/1996
Phage Screen Inc.                                             1/1/1999
Pharmacia Corporation                                         5/30/1997
Praecis Pharmaceuticals Inc.                                  3/30/1996
Promega Corporation                                           7/10/1998
J&J Pharmaceutical Research and Development                   9/30/1997
Stratagene                                                    3/15/1998

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